THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2013

Supplement dated November 1, 2013

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

On October 22, 2013, the T. Rowe Price Equity Income Portfolio’s shareholders approved an amendment to the fund’s investment objective.

PROSPECTUS CHANGE

In the section “The Funds”, the investment objective for the T. Rowe Price Equity Income Portfolio is replaced with the following:

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

NOT01SU082